                                                                      Exhibit 13

                           AIG Life Insurance Company

                          Variable Annuity Account One

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

STANDARDIZED AND HYPOTHETICAL PERFORMANCE SINCE INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:

     P (1 + T) /(n)/ = ERV

     P = a hypothetical initial purchase payment of $1,000

     T = average annual total return for the period in question

     n = number of years

ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I.  VARIABLE ANNUITY ACCOUNT ONE:  STANDARDIZED 1-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

    Annual Return = (Fund Value / 1000) - 1

    UNIT VALUES - (not applicable)

                             Alliancebernstein     Alliancebernstein    Alliancebernstein    Alliancebernstein
                                 Value (B)            Growth (B)        Growth & Income (B)    International
                             -----------------     -----------------    -------------------  -----------------
Fund Value                             $804.10               $652.80               $711.90             $780.90
One Year Total Return                  -19.59%               -34.72%               -28.81%             -21.91%
Period Years                              1.00                  1.00                  1.00                1.00


                             Alliancebernstein     Alliancebernstein     Alliancebernstein
                                 Worldwide           Real Estate           International     Alliancebernstein
                               Privatization          Investment               Value          Small Cap Value
                             -----------------     -----------------    ------------------   -----------------
Fund Value                             $890.20               $957.10               $880.70             $870.40
One Year Total Return                  -10.98%                -4.29%               -11.93%             -12.96%
Period Years                              1.00                  1.00                  1.00                1.00


                             Alliancebernstein     Alliancebernstein     Alliancebernstein
                                 High Yield          Total Return        Money Market (B)
                             -----------------     -----------------    ------------------
Fund Value                             $901.60               $827.10               $939.90
One Year Total Return                   -9.84%               -17.29%                -6.01%
Period Years                              1.00                  1.00                  1.00


                             Alliancebernstein     Alliancebernstein     Alliancebernstein   Alliancebernstein
                             Premier Growth (B)          Quasar            Technology (B)      Utility Income
                             -----------------     -----------------    ------------------   -----------------
Fund Value                             $627.40               $618.20               $519.20             $713.40
One Year Total Return                  -37.26%               -38.18%               -48.08%             -28.66%
Period Years                              1.00                  1.00                  1.00                1.00


                                                   Alliancebernstein    Alliancebernstein    Alliancebernstein
                             Alliancebernstein       Global Dollar        Americas Gov'T      U.S. Gov'T/High
                                 Global Bond            Gov'T                 Income             Grade Sec
                             -----------------     -----------------    ------------------   -----------------
Fund Value                           $1,098.30             $1,090.70             $1,039.90           $1,008.30
One Year Total Return                    9.83%                 9.07%                 3.99%               0.83%
Period Years                              1.00                  1.00                  1.00                1.00

II.  VARIABLE ANNUITY ACCOUNT ONE:  STANDARDIZED 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value =  1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) /(1/5) - 1/

     UNIT VALUES - (Not applicable)

                             Alliancebernstein     Alliancebernstein    Alliancebernstein    Alliancebernstein
                                 Value (B)*            Growth (B)       Growth & Income (B)    International
                             -----------------     -----------------    -------------------  -----------------
Fund Value                                 N/A               $928.50              $1,014.10            $942.40
Five Year Total Return                     N/A                -7.15%                  1.41%             -5.76%
Period Years                              5.00                  5.00                   5.00               5.00


                             Alliancebernstein     Alliancebernstein     Alliancebernstein   Alliancebernstein
                                 Worldwide            Real Estate          International         Small Cap
                                Privatization         Investment               Value*             Value*
                             -----------------     -----------------    ------------------   -----------------
Fund Value                             $993.00               $999.20                   N/A                 N/A
Five Year Total Return                  -0.70%                -0.08%                   N/A                 N/A
Period Years                              5.00                  5.00                  5.00                5.00


                             Alliancebernstein     Alliancebernstein     Alliancebernstein
                                 High Yield           Total Return       Money Market (B)
                             -----------------     -----------------    ------------------
Fund Value                             $954.70             $1,030.10             $1,017.50
Five Year Total Return                  -4.53%                 3.01%                 1.75%
Period Years                              5.00                  5.00                  5.00


                            Alliancebernstein      Alliancebernstein    Alliancebernstein    Alliancebernstein
                            Premier Growth (B)          Quasar            Technology (B)      Utility Income
                            ------------------     -----------------    ------------------   -----------------
Fund Value                             $964.00               $886.30               $974.00             $977.40
Five Year Total Return                  -3.60%               -11.37%                -2.60%              -2.26%
Period Years                              5.00                  5.00                  5.00                5.00


                                                   Alliancebernstein     Alliancebernstein   Alliancebernstein
                             Alliancebernstein       Global Dollar         Americas Gov'T     U.S. Gov'T/High
                                Global Bond              Gov'T                 Income            Grade Sec
                             -----------------     -----------------    ------------------   -----------------
Fund Value                           $1,027.00             $1,053.40             $1,058.60           $1,043.10
Five Year Total Return                   2.70%                 5.34%                 5.86%               4.31%
Period Years                              5.00                  5.00                  5.00                5.00

* Standardized 5-year returns for these portfolios are not available because the portfolios were not in the separate account for five full years.

III. VARIABLE ANNUITY ACCOUNT ONE:  STANDARDIZED 10-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value =  1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) /(1/10) - 1/

     UNIT VALUES - (Not applicable)

                             Alliancebernstein     Alliancebernstein    Alliancebernstein    Alliancebernstein
                                 Value (B)*           Growth (B)*       Growth & Income (B)    International
                             -----------------     -----------------    -------------------  -----------------
Fund Value                                 N/A                   N/A             $1,095.70           $1,010.50
Ten Year Total Return                      N/A                   N/A                 9.57%               1.05%
Period Years                             10.00                 10.00                 10.00               10.00

                             Alliancebernstein     Alliancebernstein     Alliancebernstein   Alliancebernstein
                                 Worldwide            Real Estate          International         Small Cap
                               Privatization*         Investment*              Value*             Value*
                             -----------------     -----------------    ------------------   -----------------
Fund Value                                 N/A                   N/A                   N/A                 N/A
Ten Year Total Return                      N/A                   N/A                   N/A                 N/A
Period Years                             10.00                 10.00                 10.00               10.00


                             Alliancebernstein     Alliancebernstein     Alliancebernstein
                                 High Yield*          Total Return       Money Market (B)*
                             -----------------     -----------------    ------------------
Fund Value                                 N/A             $1,069.60                   N/A
Ten Year Total Return                      N/A                 6.96%                   N/A
Period Years                             10.00                 10.00                 10.00


                             Alliancebernstein     Alliancebernstein     Alliancebernstein   Alliancebernstein
                             Premier Growth (B)         Quasar*           Technology (B)*     Utility Income*
                             ------------------    -----------------    ------------------   -----------------
Fund Value                           $1,074.20                   N/A                   N/A                 N/A
Ten Year Total Return                    7.42%                   N/A                   N/A                 N/A
Period Years                             10.00                 10.00                 10.00               10.00


                                                   Alliancebernstein     Alliancebernstein   Alliancebernstein
                             Alliancebernstein       Global Dollar         Americas Gov'T     U.S. Gov'T/High
                                Global Bond              Gov'T*               Income*            Grade Sec
                             -----------------     -----------------    ------------------   -----------------
Fund Value                           $1,045.10                   N/A                   N/A           $1,047.80
Ten Year Total Return                    4.51%                   N/A                   N/A               4.78%
Period Years                             10.00                 10.00                 10.00               10.00


* Standardized 10-year returns for these portfolios are not available because the portfolios were not in the separate account for ten full years.

IV.  VARIABLE ANNUITY ACCOUNT ONE:  STANDARDIZED LIFETIME RETURNS

      Fund Value = 1000 (31 - December - 2002  / Inception Date Unit Value)

      Annual Return = (Fund Value / 1000) /(1/period) - 1/

                                            Alliancebernstein    Alliancebernstein     Alliancebernstein     Alliancebernstein
                                                Value (B)           Growth (B)         Growth & Income (B)    International
                                            -----------------    -----------------     -------------------   -----------------
Fund Value                                            $870.80            $1,061.40              $1,098.80            $1,010.50
Annualized Total Return Since Inception               -12.92%                6.14%                  9.88%                1.05%
Period Years                                             1.67                 8.30                  10.49                10.01

                                            Alliancebernstein    Alliancebernstein     Alliancebernstein     Alliancebernstein
                                            Premier Growth (B)          Quasar            Technology (B)       Utility Income
                                            ------------------   -----------------     -----------------     -----------------
Fund Value                                           $1,082.80             $945.90             $1,000.90             $1,040.10
Annualized Total Return Since Inception                  8.28%              -5.41%                 0.09%                 4.01%
Period Years                                             10.49                6.41                  6.98                  8.65

                                            Alliancebernstein    Alliancebernstein     Alliancebernstein
                                                Worldwide           Real Estate          International       Alliancebernstein
                                              Privatization          Investment              Value            Small Cap Value
                                            -----------------    -----------------     -----------------     -----------------
Fund Value                                          $1,039.00            $1,030.50               $905.10               $976.20
Annualized Total Return Since Inception                 3.90%                3.05%                -9.49%                -2.38%
Period Years                                             8.28                 5.98                  1.67                  1.67

                                                                 Alliancebernstein     Alliancebernstein     Alliancebernstein
                                            Alliancebernstein       Global Dollar        Americas Gov'T       U.S. Gov'T/High
                                              Global Bond               Gov'T                Income              Grade Sec
                                            -----------------    -----------------     -----------------     -----------------
Fund Value                                          $1,042.60            $1,089.60             $1,068.10             $1,044.80
Annualized Total Return Since Inception                 4.26%                8.96%                 6.81%                 4.48%
Period Years                                            10.49                 8.67                  8.67                 10.29

                                            Alliancebernstein    Alliancebernstein     Alliancebernstein
                                               High Yield           Total Return        Money Market (B)
                                            -----------------    -----------------     -----------------
Fund Value                                            $960.00            $1,069.60             $1,024.90
Annualized Total Return Since Inception                -4.00%                6.96%                 2.49%
Period Years                                             5.18                10.01                  6.67


* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF STANDARDIZED ANNUAL RETURN

     UNIT VALUES:

                                Alliancebernstein    Alliancebernstein     Alliancebernstein      Alliancebernstein
                                    Value (B)            Growth (B)        Growth & Income (B)       International
                                -----------------    -----------------     -------------------    -----------------
Inception Dates                          05/01/01             09/15/94               07/08/92             12/28/92
Inception Date Unit Value                  $10.00               $10.00                 $10.00               $10.00
12/31/2002                                  $8.71               $10.61                 $10.99               $10.11

                                Alliancebernstein    Alliancebernstein     Alliancebernstein     Alliancebernstein
                                Premier Growth (B)        Quasar             Technology (B)        Utility Income
                                -----------------    -----------------     -----------------     -----------------
Inception Dates                          07/08/92             08/05/96              01/11/96              05/10/94
Inception Date Unit Value                  $10.00               $10.00                $10.00                $10.00
12/31/2002                                 $10.83                $9.46                $10.01                $10.40

                                Alliancebernstein    Alliancebernstein     Alliancebernstein
                                   Worldwide            Real Estate          International       Alliancebernstein
                                 Privatization          Investment               Value            Small Cap Value
                                -----------------    -----------------     -----------------     -----------------
Inception Dates                          09/23/94             01/09/97              05/01/01              05/01/01
Inception Date Unit Value                  $10.00               $10.00                $10.00                $10.00
12/31/2002                                 $10.39               $10.31                 $9.05                 $9.76

                                                     Alliancebernstein     Alliancebernstein     Alliancebernstein
                                Alliancebernstein     Global Dollar         Americas Gov'T         U.S. Gov'T/High
                                  Global Bond             Gov'T                 Income               Grade Sec
                                ----------------     ----------------      ----------------       ----------------
Inception Dates                         07/08/92            05/02/94               05/03/94              09/17/92
Inception Date Unit Value                 $10.00              $10.00                 $10.00                $10.00
12/31/2002                                $10.43              $10.90                 $10.68                $10.45

                                Alliancebernstein    Alliancebernstein     Alliancebernstein
                                   High Yield         Total Return          Money Market (B)
                                ----------------     -----------------     -----------------
Inception Dates                         10/27/97            12/28/92               05/01/96
Inception Date Unit Value                 $10.00              $10.00                 $10.00
12/31/2002                                 $9.60              $10.70                 $10.25

I.  VARIABLE ANNUITY ACCOUNT ONE:  HYPOTHETICAL 1-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

    Annual Return = (Fund Value / 1000) - 1

    UNIT VALUES - (not applicable)

                             Alliancebernstein     Alliancebernstein     Alliancebernstein   Alliancebernstein
                                 Value (B)            Growth (B)        Growth & Income (B)    International
                             -----------------     -----------------    ------------------   -----------------
Fund Value                             $804.10               $652.80               $711.90             $780.90
One Year Total Return                  -19.59%               -34.72%               -28.81%             -21.91%
Period Years                              1.00                  1.00                  1.00                1.00

                             Alliancebernstein     Alliancebernstein     Alliancebernstein   Alliancebernstein
                             Premier Growth (B)          Quasar            Technology (B)      Utility Income
                             ------------------    -----------------    ------------------   -----------------
Fund Value                             $627.40               $618.20               $519.20             $713.40
One Year Total Return                  -37.26%               -38.18%               -48.08%             -28.66%
Period Years                              1.00                  1.00                  1.00                1.00

                             Alliancebernstein     Alliancebernstein     Alliancebernstein
                                 Worldwide            Real Estate          International    Alliancebernstein
                               Privatization          Investment               Value        Small Cap Value
                             -----------------     -----------------    ------------------   -----------------
Fund Value                             $890.20               $957.10               $880.70             $870.40
One Year Total Return                  -10.98%                -4.29%               -11.93%             -12.96%
Period Years                              1.00                  1.00                  1.00                1.00

                                                   Alliancebernstein     Alliancebernstein   Alliancebernstein
                             Alliancebernstein        Global Dollar        Americas Gov'T     U.S. Gov'T/High
                               Global Bond                Gov'T                Income            Grade Sec
                             -----------------     -----------------    ------------------   -----------------
Fund Value                           $1,098.30             $1,090.70             $1,039.90           $1,008.30
One Year Total Return                    9.83%                 9.07%                 3.99%               0.83%
Period Years                              1.00                  1.00                  1.00                1.00

                             Alliancebernstein     Alliancebernstein     Alliancebernstein
                                 High Yield          Total Return         Money Market (B)
                             -----------------     -----------------    ------------------
Fund Value                             $901.60               $827.10               $939.90
One Year Total Return                   -9.84%               -17.29%                -6.01%
Period Years                              1.00                  1.00                  1.00


II.  VARIABLE ANNUITY ACCOUNT ONE:  HYPOTHETICAL 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) /(1/5) - 1/

     UNIT VALUES - (Not applicable)

                             Alliancebernstein     Alliancebernstein     Alliancebernstein    Alliancebernstein
                                 Value (B)*           Growth (B)        Growth & Income (B)      International
                             -----------------     -----------------    -------------------   -----------------
Fund Value                                 N/A               $928.50             $1,014.10             $942.40
Five Year Total Return                     N/A                -7.15%                 1.41%              -5.76%
Period Years                              5.00                  5.00                  5.00                5.00

                             Alliancebernstein     Alliancebernstein     Alliancebernstein   Alliancebernstein
                             Premier Growth (B)          Quasar            Technology (B)      Utility Income
                             ------------------    -----------------    ------------------   -----------------
Fund Value                             $964.00               $886.30               $974.00             $977.40
Five Year Total Return                  -3.60%               -11.37%                -2.60%              -2.26%
Period Years                              5.00                  5.00                  5.00                5.00

                             Alliancebernstein     Alliancebernstein     Alliancebernstein
                                 Worldwide            Real Estate          International    Alliancebernstein
                               Privatization          Investment               Value*       Small Cap Value*
                             -----------------     -----------------    ------------------   -----------------
Fund Value                             $993.00               $999.20                   N/A                 N/A
Five Year Total Return                  -0.70%                -0.08%                   N/A                 N/A
Period Years                              5.00                  5.00                  5.00                5.00

                                                   Alliancebernstein     Alliancebernstein   Alliancebernstein
                             Alliancebernstein        Global Dollar        Americas Gov'T     U.S. Gov'T/High
                               Global Bond                Gov'T                Income            Grade Sec
                             -----------------     -----------------    ------------------   -----------------
Fund Value                           $1,027.00             $1,053.40             $1,058.60           $1,043.10
Five Year Total Return                   2.70%                 5.34%                 5.86%               4.31%
Period Years                              5.00                  5.00                  5.00                5.00

                             Alliancebernstein     Alliancebernstein     Alliancebernstein
                                 High Yield          Total Return         Money Market (B)
                             -----------------     -----------------    ------------------
Fund Value                             $954.70             $1,030.10             $1,017.50
Five Year Total Return                  -4.53%                 3.01%                 1.75%
Period Years                              5.00                  5.00                  5.00

* 5 - year returns for these portfolios are not available because the portfolios were not available for five full years.

III. VARIABLE ANNUITY ACCOUNT ONE:  HYPOTHETICAL 10-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value =  1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000) /(1/10) - 1/

     UNIT VALUES - (Not applicable)

                             Alliancebernstein     Alliancebernstein     Alliancebernstein   Alliancebernstein
                                 Value (B)*           Growth (B)*       Growth & Income (B)     International
                             -----------------     -----------------    ------------------   -----------------
Fund Value                                 N/A                   N/A             $1,095.70           $1,010.50
Ten Year Total Return                      N/A                   N/A                 9.57%               1.05%
Period Years                             10.00                 10.00                 10.00               10.00

                             Alliancebernstein     Alliancebernstein     Alliancebernstein   Alliancebernstein
                             Premier Growth (B)          Quasar*          Technology (B)*     Utility Income*
                             ------------------    -----------------    ------------------   -----------------
Fund Value                           $1,074.20                   N/A                   N/A                 N/A
Ten Year Total Return                    7.42%                   N/A                   N/A                 N/A
Period Years                             10.00                 10.00                 10.00               10.00

                             Alliancebernstein     Alliancebernstein     Alliancebernstein
                                 Worldwide            Real Estate          International    Alliancebernstein
                               Privatization*         Investment*              Value*       Small Cap Value*
                             -----------------     -----------------    ------------------   -----------------
Fund Value                                 N/A                   N/A                   N/A                 N/A
Ten Year Total Return                      N/A                   N/A                   N/A                 N/A
Period Years                             10.00                 10.00                 10.00               10.00

                                                   Alliancebernstein     Alliancebernstein   Alliancebernstein
                             Alliancebernstein        Global Dollar        Americas Gov'T     U.S. Gov'T/High
                                Global Bond              Gov'T*               Income*            Grade Sec
                             -----------------     -----------------    ------------------   -----------------
Fund Value                           $1,045.10                   N/A                   N/A           $1,047.80
Ten Year Total Return                    4.51%                   N/A                   N/A               4.78%
Period Years                             10.00                 10.00                 10.00               10.00

                             Alliancebernstein     Alliancebernstein     Alliancebernstein
                                High Yield*          Total Return        Money Market (B)*
                             -----------------     -----------------    ------------------
Fund Value                                 N/A             $1,069.60                   N/A
Ten Year Total Return                      N/A                 6.96%                   N/A
Period Years                             10.00                 10.00                 10.00

* 10 - year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV.  VARIABLE ANNUITY ACCOUNT ONE:  HYPOTHETICAL LIFETIME RETURNS

      Fund Value = 1000 (31 - December - 2002  / Inception Date Unit Value)

      Annual Return = (Fund Value / 1000) /(1/period) - 1/

                                            Alliancebernstein    Alliancebernstein     Alliancebernstein     Alliancebernstein
                                                Value (B)           Growth (B)        Growth & Income (B)      International
                                            -----------------    -----------------    -------------------    -----------------
Fund Value                                            $870.80            $1,061.40              $1,098.80            $1,010.50
Annualized Total Return Since Inception               -12.92%                6.14%                  9.88%                1.05%
Period Years                                             1.67                 8.30                  11.97                10.01


                                            Alliancebernstein    Alliancebernstein     Alliancebernstein     Alliancebernstein
                                            Premier Growth (B)         Quasar            Technology (B)       Utility Income
                                            ------------------   -----------------     -----------------     -----------------
Fund Value                                           $1,082.80             $945.90             $1,000.90             $1,040.10
Annualized Total Return Since Inception                  8.28%              -5.41%                 0.09%                 4.01%
Period Years                                             10.52                6.41                  6.98                  8.65


                                            Alliancebernstein    Alliancebernstein     Alliancebernstein
                                                Worldwide           Real Estate          International       Alliancebernstein
                                              Privatization          Investment              Value            Small Cap Value
                                            -----------------    -----------------     -----------------     -----------------
Fund Value                                          $1,039.00            $1,030.50               $905.10               $976.20
Annualized Total Return Since Inception                 3.90%                3.05%                -9.49%                -2.38%
Period Years                                             8.28                 5.98                  1.67                  1.67


                                                                 Alliancebernstein     Alliancebernstein     Alliancebernstein
                                            Alliancebernstein       Global Dollar        Americas Gov'T       U.S. Gov'T/High
                                               Global Bond              Gov'T                Income              Grade Sec
                                            -----------------    -----------------     -----------------     -----------------
Fund Value                                          $1,042.20            $1,089.60             $1,068.10             $1,044.80
Annualized Total Return Since Inception                 4.22%                8.96%                 6.81%                 4.48%
Period Years                                            11.47                 8.67                  8.67                 10.29


                                            Alliancebernstein    Alliancebernstein     Alliancebernstein
                                               High Yield           Total Return        Money Market (B)
                                            -----------------    -----------------     -----------------
Fund Value                                            $960.00            $1,069.60             $1,024.90
Annualized Total Return Since Inception                -4.00%                6.96%                 2.49%
Period Years                                             5.18                10.01                  6.67

IV.  CALCULATION OF HYPOTHETICAL ANNUAL RETURN

     UNIT VALUES:

                             Alliancebernstein     Alliancebernstein     Alliancebernstein   Alliancebernstein
                                 Value (B)            Growth (B)        Growth & Income (B)      International
                             -----------------     -----------------    ------------------   -----------------
Inception Dates                       05/01/01              09/15/94              01/14/91            12/28/92
Inception Date Unit Value               $10.00                $10.00                $10.00              $10.00
12/31/2002                               $8.71                $10.61                $10.99              $10.11

                             Alliancebernstein     Alliancebernstein     Alliancebernstein   Alliancebernstein
                             Premier Growth (B)          Quasar            Technology (B)      Utility Income
                             ------------------    -----------------    ------------------   -----------------
Inception Dates                       06/26/92              08/05/96              01/11/96            05/10/94
Inception Date Unit Value               $10.00                $10.00                $10.00              $10.00
12/31/2002                              $10.83                 $9.46                $10.01              $10.40

                             Alliancebernstein     Alliancebernstein     Alliancebernstein
                                 Worldwide            Real Estate          International     Alliancebernstein
                               Privatization          Investment               Value          Small Cap Value
                             -----------------     -----------------    ------------------   -----------------
Inception Dates                       09/23/94              01/09/97              05/01/01            05/01/01
Inception Date Unit Value               $10.00                $10.00                $10.00              $10.00
12/31/2002                              $10.39                $10.31                 $9.05               $9.76

                                                   Alliancebernstein     Alliancebernstein   Alliancebernstein
                             Alliancebernstein        Global Dollar        Americas Gov'T     U.S. Gov'T/High
                               Global Bond                Gov'T                Income            Grade Sec
                             -----------------     -----------------    ------------------   -----------------
Inception Dates                       07/15/91              05/02/94              05/03/94            09/17/92
Inception Date Unit Value               $10.00                $10.00                $10.00              $10.00
12/31/2002                              $10.42                $10.90                $10.68              $10.45

                             Alliancebernstein     Alliancebernstein     Alliancebernstein
                                 High Yield          Total Return         Money Market (B)
                             -----------------     -----------------    ------------------
Inception Dates                       10/27/97              12/28/92              05/01/96
Inception Date Unit Value               $10.00                $10.00                $10.00
12/31/2002                               $9.60                $10.70                $10.25